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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 3, 1999
                Date of Report (Date of earliest event reported)

                                  ANALOGY, INC.
             (Exact name of registrant as specified in its charter)


              OREGON                     0-27752             93-0892014
  (State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation or organization)                         Identification No.)



                              9205 SW GEMINI DRIVE
                             BEAVERTON, OREGON 97008
              (Address of principal executive offices and zip code)

                                  503-626-9700
               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

On December 3, 1999, Avant! Corporation filed a press release announcing a definitive agreement under which Avant! Corporation will acquire Analogy, Inc. The acquisition has been approved by the boards of directors of both companies and is subject to certain conditions, including compliance with applicable regulatory requirements and approval by Analogy Inc.'s shareholders. The press release is included herein as Exhibit 99.1




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1   Press Release


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ANALOGY, INC.



Dated: December 6, 1999             By: /s/ GARY P. ARNOLD
                                        ------------------
                                              Gary P. Arnold
                                              Chairman of the Board, President
                                              and Chief Executive Officer


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